EXHIBIT 10.14

               EXTENSION OF MATURITY DATE OF CONVERTIBLE DEBENTURE

         This Extension of Maturity Date of Convertible Debenture is entered into as of the 25th day of August, 2006 by and between James E. Simmons ("Simmons") and Teeka Tan Products, Inc., a Delaware corporation formerly known as IHealth, Inc. ("Maker").

         WHEREAS, Maker has delivered to Simmons that certain Convertible Debenture dated August 24, 2004 in the principal amount of $200,000 payable to Morgan Stanley DW Inc. Custodian for James E. Simmons IRA STD SEP 1-23-85 (the "Debenture"), a copy of which is attached hereto as Exhibit A and incorporated herein by such reference.

         WHEREAS, the Maturity Date of the Debentures, as that term is defined in the Debenture, is August 26, 2006, and all principal and interest due thereunder remain unpaid as of the date hereof.

         WHEREAS, the parties have agreed to extend the Maturity Date.

         WHEREAS, Simmons has all requisite power, authority, and capacity to enter into this agreement and to extend the Maturity Date of the Debenture.

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, Simmons and the Maker hereby agree as follows:

         1. Recitals. The foregoing recitals are true and correct.

         2. Extension of Maturity Date. The Maturity Date is hereby extended to August 26, 2007.

         3. No Other Changes. Except as specifically set forth herein, all other terms and conditions of the Debenture remain in full force and effect.

         IN WITNESS WHEREOF, this Extension of Maturity Date of Convertible Debenture is executed as of the day and date first above written.

         Witnesses

                                        /s/ James E. Simmons
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                                        James E. Simmons

----------------------------            Teeka Tan Products, Inc.

                                        /s/ Brian John
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                                        Brian John, President

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